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--------------------------------------------------------------------------------





                       NEW ISSUE COMPUTATIONAL MATERIALS



                                  $375,000,000
                            HOME LOAN-BACKED NOTES,
                                SERIES 2002-HI3


                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                   Depositor

                            HOME LOAN TRUST 2002-HI3
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                           Seller and Master Servicer




                                  JUNE 4, 2002


________________________________________________________________________________
BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

________________________________________________________________________________
BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI3
Computational Materials: Information Relating to the Collateral (Page 1 of 4)
--------------------------------------------------------------------------------

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

---------------------------------------------------------------------------
  Current Principal Balance (as of 6/1/02)                  $365,563,420
  Loan Count                                                       8,943
  Average Current Principal Balance                              $40,877
  Average Original Principal Balance                             $41,122
  Range of Original Principal Balance                $10,000 to $100,000
   Up to $25,000.00                                                6.26%
   $25,000.01 to $50,000.00                                       61.46%
   $50,000.01 to $75,000.00                                       31.25%
   $75,000.01 to $100,000.00                                       1.03%
---------------------------------------------------------------------------
  LOAN RATE
  Weighted Average                                               12.785%
  Range of Loan Rates                                  6.000% to 19.080%
 6.000%                                                            0.01%
 8.001% to 9.000%                                                  0.24%
 9.001% to 10.000%                                                 1.78%
 10.001% to 11.000%                                                6.79%
 11.001% to 12.000%                                               23.04%
 12.001% to 13.000%                                               32.17%
13.001% to 14.000%                                                20.26%
14.001% to 15.000%                                                 9.71%
15.001% to 16.000%                                                 3.81%
16.001% to 17.000%                                                 1.43%
17.001% to 18.000%                                                 0.67%
18.001% to 19.000%                                                 0.09%
   19.001% to 20.000%                                              0.01%
---------------------------------------------------------------------------
  WA Original Term to Stated Maturity (months)                       204
 WA Remaining Term to Stated Maturity (months)                       201
Up to 60 months                                                    0.35%
61 to 120 months                                                   4.79%
121 to 180 months                                                 68.86%
181 to 240 months                                                  7.09%
241 to 300 months                                                 18.87%
   301 to 360 months                                               0.04%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
  Balloon / Fully Amortizing                              0.38% / 99.62%
  First Lien / Second Lien                                0.06% / 99.94%
---------------------------------------------------------------------------

________________________________________________________________________________
BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI3
Computational Materials: Information Relating to the Collateral (Page 2 of 4)
--------------------------------------------------------------------------------

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

  CREDIT SCORE
  Weighted Average                                                   696
  Range of Credit Scores                                      620 to 810
620 to 639                                                         0.22%
640 to 659                                                         7.30%
660 to 679                                                        22.75%
680 to 699                                                        26.18%
700 to 719                                                        23.14%
720 to 739                                                        12.68%
740 to 759                                                         5.22%
760 to 779                                                         2.01%
780 to 799                                                         0.47%
Greater than or equal to 800                                       0.03%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
  ORIGINAL CLTV
  Weighted Average                                               117.73%
Up to 40.00%                                                       0.09%
40.01% to 50.00%                                                   0.06%
50.01% to 60.00%                                                   0.02%
60.01% to 70.00%                                                   0.01%
70.01% to 80.00%                                                   0.24%
80.01% to 90.00%                                                   0.27%
90.01% to 100.00%                                                  2.09%
100.01% to 105.00%                                                 4.51%
105.01% to 110.00%                                                 9.64%
110.01% to 115.00%                                                15.36%
115.01% to 120.00%                                                20.90%
   120.01% to 125.00%                                             46.70%
   125.01% to 130.00%                                              0.11%
---------------------------------------------------------------------------
DEBT-TO-INCOME RATIO
Weighted Average                                                  39.97%
Up to 5.000%                                                       0.03%
5.001% to 10.000%                                                  0.01%
10.001% to 15.000%                                                 0.06%
15.001% to 20.000%                                                 0.46%
20.001% to 25.000%                                                 2.52%
25.001% to 30.000%                                                 7.33%
30.001% to 35.000%                                                14.84%
35.001% to 40.000%                                                22.03%
40.001% to 45.000%                                                31.17%
45.001% to 50.000%                                                21.53%
50.001% to 55.000%                                                 0.01%
---------------------------------------------------------------------------


________________________________________________________________________________
BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI3
Computational Materials: Information Relating to the Collateral (Page 3 of 4)


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


---------------------------------------------------------------------------
JUNIOR RATIO
 Weighted Average                                                 28.11%
     Up to 5.000%                                                  0.01%
     5.001% to 10.000%                                             0.24%
  10.001% to 15.000%                                               3.72%
  15.001% to 20.000%                                              15.59%
  20.001% to 25.000%                                              23.55%
  25.001% to 30.000%                                              21.11%
  30.001% to 35.000%                                              14.96%
  35.001% to 40.000%                                              10.46%
  40.001% to 45.000%                                               5.16%
  45.001% to 50.000%                                               2.84%
  50.001% to 55.000%                                               1.29%
  55.001% to 60.000%                                               0.38%
  60.001% to 65.000%                                               0.19%
  65.001% to 70.000%                                               0.26%
  70.001% to 75.000%                                               0.12%
  Greater than or equal to 75.001%                                 0.11%
---------------------------------------------------------------------------
RESIDUAL INCOME
 Weighted Average                                                 $3,744
    $1,000.00 to $1,999.99                                         5.05%
    $2,000.00 to $2,999.99                                        26.34%
    $3,000.00 to $3,999.99                                        35.18%
    $4,000.00 to $4,999.99                                        18.01%
    $5,000.00 to $5,999.99                                         8.09%
    Greater than or equal to $6,000.00                             7.32%
---------------------------------------------------------------------------
PROPERTY TYPE
  Single Family Residence                                         88.82%
  PUD Detached                                                     6.66%
  Condominium                                                      1.98%
  PUD Attached                                                     1.13%
  Townhouse                                                        0.97%
  Multifamily (2 to 4 units)                                       0.40%
  Manufactured Housing                                             0.03%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
  OCCUPANCY STATUS
  Owner Occupied                                                 100.00%
---------------------------------------------------------------------------

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI3
Computational Materials: Information Relating to the Collateral (Page 4 of 4)


   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


---------------------------------------------------------------------------
  DOCUMENTATION
  Full Documentation                                              99.65%
  Reduced                                                          0.35%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
  LOAN PURPOSE
  Debt Consolidation                                              84.75%
  Cash Out                                                         7.70%
  Rate/Term Refinance                                              3.80%
  Convenience                                                      2.20%
  Home Improvement / Debt Consolidation                            1.00%
              Home Improvement                                     0.22%
Education                                                          0.06%
Asset Acquisition                                                  0.11%
Other                                                              0.17%
---------------------------------------------------------------------------
PREPAYMENT PENALTY TERMS
 None                                                             52.17%
   12 months                                                       0.68%
  24 months                                                        0.06%
  36 months                                                       46.32%
  60 months                                                        0.46%
  Other (not more than 60 months)                                  0.31%
---------------------------------------------------------------------------
  GEOGRAPHIC CONCENTRATION (> 5%)                             CA (7.54%)
  -------------------------------
                                                              FL (6.68%)
                                                              PA (5.92%)
                                                              OH (5.41%)
                                                              VA (5.25%)
                                                              MD (5.17%)
---------------------------------------------------------------------------
---------------------------------------------------------------------------


________________________________________________________________________________
BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.